(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2002


Merrill Lynch
Fundamental Growth
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Fundamental Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER


Portfolio Matters
For the six-month period ended February 28, 2002, Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and
Class D Shares had total returns of -0.17%, -0.68%, -0.67% and -0.29%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.) This compares with a total return of -4.28% for the Lipper Large Cap Growth Funds Average for the same period, while the unmanaged Standard & Poor's 500 (S&P 500) Index had a return of -1.69%. The six months ended February 28, 2002 was not a favorable period for investment in equities of US-based large-capitalization growth companies.

In the last week of January 2002, we started to shift the industry structure of the Fund toward a meaningful investment weighting in the technology sector. The Fund's net assets invested in technology companies was reduced substantially beginning in late August 2000 and were only about 1.5% of net assets at the start of the period. As of February 28, 2002, we had almost 22% of net assets invested in the information technology sector. We increased our weighting because the outlook for real economic growth in the United States and elsewhere appears to be improving. Durable goods orders for computers and related electronics in the United States was in a rising trend at a seasonally adjusted annual rate of more than 20% in the December 2001 quarter. The upturn has continued in the most recent US Government reports on durable goods orders and production of business equipment. It appears that a rising real rate of growth continues for consumer spending on housing, household goods, computers and electronic entertainment as well as entertainment media.

The overall economic outlook could be improving as many economists have recently doubled the absolute percentage gain anticipated for the real growth of the US economy in the first quarter of 2002. The positive real growth for the US economy with an overall decline in consumer prices for the fourth quarter of 2001 was a distinct surprise for most professional economists. We have had a significant investment weighting in stocks in the consumer discretionary spending sector for most of the six months ended February 28, 2002. The Fund had meaningful stock price gains from most of its investments in the major retail companies. Gains were experienced in selected investments in beverage, health care, insurance and banking company holdings. During the six month-period ended February 28, 2002, investments in the major media and entertainment companies proved to be the most disappointing holdings in the Fund.

During the six months ended February 28, 2002, we maintained a relatively meaningful weighting in the consumer discretionary spending sector with a majority of the weighting in large discount retailers. The Fund's two largest equity investments as of February 28, 2002 were Lowe's Companies, Inc. and Wal-Mart Stores, Inc. It is more apparent at the present time that we are experiencing an upturn in the real rate of growth of consumer spending on general merchandise, home improvement goods and services and household items. We reduced our weighting in retail stocks from about 26% of net assets on August 31, 2001 to around 19%. During the period, we sold our equity investments in CVS Corporation and Walgreen Co. because of concerns about the possibility of a deterioration in the competitive and business fundamentals. We eliminated our holdings in Kohl's Corporation on the basis of a relatively high valuation. Target Corp. and The Home Depot, Inc. were reduced as a result of rising stock valuations. We believe that the upturn in the rate of real growth of consumer spending will continue to lead the recovery in the overall rate of real growth of the US economy. Reduced Federal tax rates for the majority of American households, Federal tax rebates, deflation of prices of many consumer goods and services, relatively low interest rates and energy costs, reduced numbers of people laid off by US companies and a rise in consumer confidence appear to have re-energized the willingness of consumers to increase the level of household spending. The increased consumer spending appears to have caused some corporations to start to order more computing technology to increase capacity to serve customers and improve productivity.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


Recently, there are some anecdotal signs of a desire by corporate managements to spend more on advertising. We anticipate that a recovery in advertising from a steep decline in the year 2001 to recessionary levels could cause a recovery in the profitability and stock prices of AOL Time Warner Inc., The Walt Disney Company, Viacom, Inc. and Clear Channel Communications, Inc. The consumer discretionary spending and information technology sectors in the Fund at February 28, 2002 represented almost 50% of net assets.


Market Outlook
On the basis of estimates of corporate earnings for the year 2002, the US equity market may appear relatively highly valued. If the US economy is recovering from a prolonged decline in the rate of real growth of consumer spending and corporate capital investment during the 12 months ended February 28, 2002, current estimates of corporate profitability and earnings may be too low. In our opinion, the easing of monetary policy since early January 2001 (bringing the Federal Funds rate to a 40-year record low point), the meaningful reduction in Federal income tax rates for most middle and lower-income American households, the very competitive pricing environment for consumer durable goods, and relatively low interest rates and energy costs are being reflected in a rising trend of consumer confidence and willingness to spend on automobiles, housing, household goods and entertainment electronics and media. As a result, there appears to be a favorable investment environment in US equities in many industries.


In Conclusion
At this time, we would like to welcome the shareholders of Merrill Lynch Growth Fund, Inc. We appreciate your investment in Merrill Lynch Fundamental Growth Fund, Inc., and we look forward to sharing our investment outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and Portfolio Manager



April 1, 2002



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results


                                                    6-Month           12-Month       Since Inception
As of February 28, 2002                           Total Return      Total Return       Total Return
ML Fundamental Growth Fund, Inc. Class A Shares*      -0.17%          -16.76%            +178.45%
ML Fundamental Growth Fund, Inc. Class B Shares*      -0.68           -17.62             +158.16
ML Fundamental Growth Fund, Inc. Class C Shares*      -0.67           -17.57             +154.30
ML Fundamental Growth Fund, Inc. Class D Shares*      -0.29           -16.96             +173.02
Standard & Poor's 500 Index**                         -1.69           - 9.53         +165.71/+203.06

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/21/94 for Class A & Class B
Shares and from 12/24/92 for Class C & Class D Shares.
**An unmanaged broad-based Index comprised of common stocks. Since inception total returns are from 10/31/94 and from 12/31/92, respectively.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


PERFORMANCE DATA (concluded)


Average Annual Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 12/31/01                   -19.40%        -23.63%
Five Years Ended 12/31/01                 +12.81         +11.60
Inception (10/21/94) through 12/31/01     +15.91         +15.05

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class B Shares*

One Year Ended 12/31/01                   -20.24%        -23.43%
Five Years Ended 12/31/01                 +11.66         +11.40
Inception (10/21/94) through 12/31/01     +14.73         +14.73

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class C Shares*

One Year Ended 12/31/01                   -20.25%        -21.05%
Five Years Ended 12/31/01                 +11.65         +11.65
Inception (12/24/92) through 12/31/01     +11.39         +11.39

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                      Sales Charge    Sales Charge**
Class D Shares*

One Year Ended 12/31/01                   -19.62%        -23.84%
Five Years Ended 12/31/01                 +12.52         +11.31
Inception (12/24/92) through 12/31/01     +12.26         +11.59

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher than maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the inception period.)
**Assuming maximum sales charge.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Joe Grills, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Allan J. Oster, Secretary


Walter Mintz, Director of Merrill Lynch Fundamental Growth Fund,
Inc. has recently retired. The Fund's Board of Directors wishes
Mr. Mintz well in his retirement.


Custodian
J.P. Morgan Chase Bank
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS

                    Shares                                                                                    Percent of
Industries           Held                        Stocks                             Cost            Value     Net Assets
Banks              2,200,000  Northern Trust Corporation                       $  161,260,618   $  119,064,000      1.9%
                   2,800,000  Wells Fargo Company                                 128,794,689      131,320,000       2.0
                                                                               --------------   --------------     -----
                                                                                  290,055,307      250,384,000       3.9

Beverages          2,185,000  Anheuser-Busch Companies, Inc.                       94,591,750      111,107,250       1.7
                   2,032,000  PepsiCo, Inc.                                        92,588,012      102,616,000       1.6
                                                                               --------------   --------------     -----
                                                                                  187,179,762      213,723,250       3.3

Biotechnology      3,400,500  ++Amgen Inc.                                        217,968,032      197,160,990       3.0

Commercial         3,240,000  ++Concord EFS, Inc.                                  92,635,767       97,200,000       1.5
Services &           885,000  First Data Corporation                               73,326,674       72,145,200       1.1
Supplies           2,190,000  H & R Block, Inc.                                    80,122,073      110,485,500       1.7
                                                                               --------------   --------------     -----
                                                                                  246,084,514      279,830,700       4.3

Communications     1,041,708  ++Cisco Systems, Inc.                                27,973,587       14,854,756       0.2
Equipment          1,720,000  ++QUALCOMM Incorporated                              80,328,927       57,172,800       0.9
                                                                               --------------   --------------     -----
                                                                                  108,302,514       72,027,556       1.1

Computers &        3,690,000  ++Dell Computer Corporation                         103,500,324       91,069,200       1.4
Peripherals        2,246,200  International Business Machines Corporation         233,284,593      220,397,144       3.4
                   6,600,000  ++Sun Microsystems, Inc.                             68,274,300       56,100,000       0.9
                                                                               --------------   --------------     -----
                                                                                  405,059,217      367,566,344       5.7

Diversified        1,855,000  Fannie Mae                                          152,720,373      145,153,750       2.3
Financials         1,188,000  Morgan Stanley Dean Witter & Co.                     69,082,332       58,354,560       0.9
                   2,500,000  State Street Corporation                            129,730,465      126,750,000       2.0
                   1,524,700  T. Rowe Price Group Inc.                             58,689,822       60,713,554       0.9
                                                                               --------------   --------------     -----
                                                                                  410,222,992      390,971,864       6.1

Electronic         2,500,000  ++Agilent Technologies, Inc.                         69,814,281       77,875,000       1.2
Equipment &
Instruments

Food & Drug        2,815,000  Koninklijke Ahold NV                                 86,063,319       64,892,084       1.0
Retailing          2,480,000  SYSCO Corporation                                    68,011,912       73,333,600       1.1
                                                                               --------------   --------------     -----
                                                                                  154,075,231      138,225,684       2.1

Food Products      1,480,000  Unilever NV (NY Registered Shares)                   88,325,075       86,254,400       1.3

Health Care          450,000  UnitedHealth Group Incorporated                      33,340,619       32,620,500       0.5
Providers &
Services

Hotels,            1,725,000  ++Tricon Global Restuarants, Inc.                    80,537,129      101,999,250       1.6
Restaurants &
Leisure

Household          1,585,000  Colgate-Palmolive Company                            94,077,896       88,728,300       1.4
Products



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)

                     Shares                                                                                   Percent of
Industries            Held                       Stocks                             Cost            Value     Net Assets
Insurance          2,573,000  American International Group, Inc.               $  171,826,805   $  190,324,810      3.0%
                   1,855,000  Everest Re Group, Ltd.                              129,560,674      135,136,750       2.1
                   3,560,000  Lincoln National Corporation                        175,237,684      182,307,600       2.8
                   1,238,000  Marsh & McLennan Companies, Inc.                    141,823,734      130,670,900       2.0
                                                                               --------------   --------------     -----
                                                                                  618,448,897      638,440,060       9.9

Media              8,040,800  ++AOL Time Warner Inc.                              258,668,559      199,411,840       3.1
                   1,580,000  ++Clear Channel Communications, Inc.                 72,654,612       73,659,600       1.1
                   2,752,700  The Interpublic Group of Companies, Inc.             86,399,452       74,873,440       1.2
                     156,000  ++Rogers Communications, Inc. 'B'                     2,634,327        2,255,656       0.0
                   2,363,100  ++Viacom, Inc. (Class B)                             90,747,285      110,002,305       1.7
                   6,377,300  The Walt Disney Company                             195,698,069      146,677,900       2.3
                                                                               --------------   --------------     -----
                                                                                  706,802,304      606,880,741       9.4

Multiline Retail   2,060,000  Family Dollar Stores, Inc.                           60,761,784       67,650,400       1.1
                   1,425,000  Target Corporation                                   52,770,663       59,707,500       0.9
                   5,088,400  Wal-Mart Stores, Inc.                               241,925,974      315,531,684       4.9
                                                                               --------------   --------------     -----
                                                                                  355,458,421      442,889,584       6.9

Oil & Gas          3,848,434  ++TransMontaigne Inc. (a)                            27,022,169       20,435,185       0.3

Pharmaceuticals      960,000  Allergan Inc.                                        80,287,386       62,246,400       1.0
                   1,185,000  ++Forest Laboratories, Inc.                          88,767,488       94,231,200       1.5
                   3,662,370  Johnson & Johnson                                   205,224,314      223,038,333       3.4
                   2,305,000  ++King Pharmaceuticals, Inc.                         95,337,591       71,593,300       1.1
                   5,389,100  Pfizer Inc.                                         206,393,801      220,737,536       3.4
                                                                               --------------   --------------     -----
                                                                                  676,010,580      671,846,769      10.4

Semiconductor      1,500,000  ++Applied Materials, Inc.                            66,341,704       65,220,000       1.0
Equipment &        9,085,060  Intel Corporation                                   305,036,472      259,287,612       4.0
Products           1,130,000    ++KLA-Tencor Corporation                           68,380,553       65,404,400       1.0
                   1,055,000  STMicroelectronics NV                                32,783,819       31,273,945       0.5
                   2,215,000  Texas Instruments Incorporated                       66,474,427       65,010,250       1.0
                                                                               --------------   --------------     -----
                                                                                  539,016,975      486,196,207       7.5

Software           4,671,000  ++Microsoft Corporation                             325,472,331      272,459,430       4.2
                   5,687,700  ++Oracle Corporation                                 94,155,960       94,415,820       1.5
                     995,000  ++Siebel Systems, Inc.                               34,529,485       27,611,250       0.4
                     270,000  ++VERITAS Software Corporation                       29,834,757        9,579,600       0.2
                                                                               --------------   --------------     -----
                                                                                  483,992,533      404,066,100       6.3

Specialty          4,825,000  ++Bed Bath & Beyond Inc.                            152,927,395      161,058,500       2.5
Retail             3,075,600  The Home Depot, Inc.                                121,749,081      153,780,000       2.4
                   7,246,600  Lowe's Companies, Inc.                              227,334,146      327,908,650       5.1
                                                                               --------------   --------------     -----
                                                                                  502,010,622      642,747,150      10.0

                              Total Stocks                                      6,293,805,070    6,210,869,634      96.2


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (concluded)

                      Face                                                                                    Percent of
                     Amount              Short-Term Securities                      Cost            Value     Net Assets
Commercial       $35,000,000  Gannett Company Inc., 1.75% due 3/04/2002        $   34,994,896   $   34,994,896      0.5%
Paper*            48,980,000  General Motors Acceptance Corp., 1.98%
                              due 3/01/2002                                        48,980,000       48,980,000       0.8
                  50,000,000  International Lease Finance Corporation,
                              1.72% due 3/14/2002                                  49,968,944       49,968,944       0.8
                  25,000,000  Transamerica Finance Corporation, 1.75%
                              due 3/20/2002                                        24,976,910       24,976,910       0.4
                  28,000,000  Verizon Network, 1.75% due 3/05/2002                 27,994,556       27,994,556       0.4
                                                                               --------------   --------------     -----
                                                                                  186,915,306      186,915,306       2.9

US Government                 Federal Home Loan Mortgage Corporation:
Agency            40,000,000    1.72% due 3/12/2002                                39,978,978       39,978,978       0.6
Obligations*      50,000,000    1.74% due 4/04/2002                                49,917,833       49,917,833       0.8
                                                                               --------------   --------------     -----
                                                                                   89,896,811       89,896,811       1.4

                              Total Short-Term Securities                         276,812,117      276,812,117       4.3

Total Investments                                                              $6,570,617,187    6,487,681,751     100.5
                                                                               ==============
Liabilities in Excess of Other Assets                                                             (33,248,903)     (0.5)
                                                                                                --------------    ------
Net Assets                                                                                      $6,454,432,848    100.0%
                                                                                                ==============    ======

++Non-income producing security.
*Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                                Net Share      Net      Dividend
Industry     Affiliate           Activity      Cost      Income

Oil & Gas    TransMontaigne     3,848,434   $27,022,169     ++
             Inc.

++Non-income producing security.

See Notes to Financial Statements.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of February 28, 2002
Assets:         Investments, at value (including securities loaned of $519,309,423)
                (identified cost--$6,570,617,187)                                                         $6,487,681,751
                Cash                                                                                               2,047
                Investments held as collateral for loaned securities, at value                               558,284,600
                Receivables:
                   Securities sold                                                       $  110,668,750
                   Capital shares sold                                                       13,714,856
                   Dividends                                                                  3,972,208
                   Loaned securities                                                             91,702      128,447,516
                                                                                         --------------
                Prepaid registration fees and other assets                                                       241,240
                                                                                                          --------------
                Total assets                                                                               7,174,657,154
                                                                                                          --------------

Liabilities:    Collateral on securities loaned, at value                                                    558,284,600
                Payables:
                   Securities purchased                                                     135,366,375
                   Capital shares redeemed                                                   17,183,324
                   Investment adviser                                                         2,899,165
                   Distributor                                                                2,866,055
                   Reorganization costs                                                       1,155,222      159,470,141
                                                                                         --------------
                Accrued expenses and other liabilities                                                         2,469,565
                                                                                                          --------------
                Total liabilities                                                                            720,224,306
                                                                                                          --------------

Net Assets:     Net assets                                                                                $6,454,432,848
                                                                                                          ==============

Net Assets      Class A Shares of capital stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                         $    8,343,104
                Class B Shares of capital stock, $.10 par value, 250,000,000
                shares authorized                                                                             15,869,269
                Class C Shares of capital stock, $.10 par value, 100,000,000
                shares authorized                                                                              4,382,071
                Class D Shares of capital stock, $.10 par value, 100,000,000
                shares authorized                                                                             10,064,629
                Paid-in capital in excess of par                                                           8,063,856,537
                Accumulated investment loss--net                                                            (14,488,320)
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                               (1,550,654,493)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                                           (82,939,949)
                                                                                                          --------------
                Net assets                                                                                $6,454,432,848
                                                                                                          ==============

Net Asset       Class A--Based on net assets of $1,454,155,677 and 83,431,040
Value:                   shares outstanding                                                               $        17.43
                                                                                                          ==============
                Class B--Based on net assets of $2,559,980,987 and 158,692,694
                         shares outstanding                                                               $        16.13
                                                                                                          ==============
                Class C--Based on net assets of $711,037,682 and 43,820,709
                         shares outstanding                                                               $        16.23
                                                                                                          ==============
                Class D--Based on net assets of $1,729,258,502 and 100,646,290
                         shares outstanding                                                               $        17.18
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations for the Six Months Ended February 28, 2002
Investment      Dividends (net of $144,646 foreign withholding tax)                                       $   21,849,404
Income:         Interest                                                                                       5,086,646
                Securities lending--net                                                                          506,048
                                                                                                          --------------
                Total income                                                                                  27,442,098
                                                                                                          --------------

Expenses:       Investment advisory fees                                                 $   17,119,592
                Account maintenance and distribution fees--Class B                           11,849,565
                Account maintenance and distribution fees--Class C                            3,230,255
                Transfer agent fees--Class B                                                  2,964,295
                Account maintenance fees--Class D                                             1,840,508
                Transfer agent fees--Class D                                                  1,637,682
                Transfer agent fees--Class A                                                  1,276,583
                Transfer agent fees--Class C                                                    838,345
                Accounting services                                                             409,472
                Registration fees                                                               188,747
                Custodian fees                                                                  153,650
                Printing and shareholder reports                                                148,190
                Directors' fees and expenses                                                     55,376
                Professional fees                                                                48,357
                Pricing fees                                                                      1,560
                Other                                                                            77,215
                                                                                         --------------
                Total expenses                                                                                41,839,392
                                                                                                          --------------
                Investment loss--net                                                                        (14,397,294)

Realized &      Realized gain (loss)from:
Unrealized         Investments--net                                                       (539,663,697)
Gain (Loss)        Foreign currency transactions--net                                            63,309    (539,600,388)
on Investments                                                                           --------------
& Foreign       Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                         504,978,329
Transactions--     Foreign currency transactions--net                                          (67,388)      504,910,941
Net:                                                                                     --------------   --------------
                Net Decrease in Net Assets Resulting from Operations                                      $ (49,086,741)
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets


                                                                                         For the Six        For the
                                                                                         Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                      Feb. 28, 2002    Aug. 31, 2001
Operations:     Investment loss--net                                                    $  (14,397,294)  $  (16,078,599)
                Realized loss on investments and foreign currency transactions--net       (539,600,388)    (791,054,540)
                Change in unrealized appreciation/depreciation on investments and
                foreign currency transactions--net                                          504,910,941  (1,930,482,196)
                                                                                        ---------------  ---------------
                Net decrease in net assets resulting from operations                       (49,086,741)  (2,737,615,335)
                                                                                        ---------------  ---------------

Distributions   In excess of realized gain on investments--net:
to                 Class A                                                                           --     (61,586,116)
Shareholders:      Class B                                                                           --    (219,451,798)
                   Class C                                                                           --     (44,434,619)
                   Class D                                                                           --    (118,505,419)
                                                                                         --------------   --------------
                Net decrease in net assets resulting from distributions to
                shareholders                                                                         --    (443,977,952)
                                                                                         --------------   --------------

Capital Share   Net increase in net assets derived from capital share transactions        1,339,899,676    1,711,944,837
Transactions:                                                                            --------------   --------------

Net Assets:     Total increase (decrease) in net assets                                   1,290,812,935  (1,469,648,450)
                Beginning of period                                                       5,163,619,913    6,633,268,363
                                                                                         --------------   --------------
                End of period                                                            $6,454,432,848   $5,163,619,913
                                                                                         ==============   ==============

                *Accumulated investment loss--net                                        $ (14,488,320)   $     (91,026)
                                                                                         ==============   ==============

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights

                                                                                             Class A
The following per share data and ratios                      For the
have been derived from information                          Six Months
provided in the financial statements.                         Ended
                                                             Feb. 28,             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                        2002        2001         2000         1999        1998
Per Share      Net asset value, beginning of period      $    17.46   $    29.98   $    21.99   $    16.19    $    17.37
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:     Investment income--net++                       .01          .08          .02          .13           .07
                 Realized and unrealized gain
                 (loss) on investments and foreign
                 currency transactions--net                   (.04)      (10.64)         9.91         6.37          1.09
                                                         ----------   ----------   ----------   ----------    ----------
               Total from investment operations               (.03)      (10.56)         9.93         6.50          1.16
                                                         ----------   ----------   ----------   ----------    ----------
               Less distributions from:
                 Realized gain on investments--net               --           --       (1.94)        (.70)        (2.34)
                 In excess of realized gain on
                 investments--net                                --       (1.96)           --           --            --
                                                         ----------   ----------   ----------   ----------    ----------
               Total distributions                               --       (1.96)       (1.94)        (.70)        (2.34)
                                                         ----------   ----------   ----------   ----------    ----------
               Net asset value, end of period            $    17.43   $    17.46   $    29.98   $    21.99    $    16.19
                                                         ==========   ==========   ==========   ==========    ==========

Total          Based on net asset value per share         (.17%)+++     (36.71%)       47.01%       41.08%         6.37%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:**

Ratios to      Expenses                                       .87%*         .80%         .76%         .81%          .87%
Average                                                  ==========   ==========   ==========   ==========     =========
Net Assets:    Investment income--net                         .09%*         .35%         .09%         .60%          .37%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental   Net assets, end of period
Data:          (in thousands)                           $ 1,454,156   $  950,922   $  882,072   $  472,464    $  167,133
                                                        ===========   ==========   ==========   ==========    ==========
               Portfolio turnover                            49.71%      149.86%       98.71%       52.72%        40.27%
                                                        ===========   ==========   ==========   ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios                      For the
have been derived from information                          Six Months
provided in the financial statements.                         Ended
                                                             Feb. 28,             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                        2002        2001         2000         1999        1998
Per Share      Net asset value, beginning of period      $    16.24   $    28.06   $    20.75   $    15.39    $    16.69
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:     Investment loss--net++                       (.07)        (.13)        (.23)        (.08)         (.11)
                 Realized and unrealized gain
                 (loss) on investmentsand foreign
                 currency transactions--net                   (.04)       (9.95)         9.32         6.05          1.05
                                                         ----------   ----------   ----------   ----------    ----------
               Total from investment operations               (.11)      (10.08)         9.09         5.97           .94
                                                         ----------   ----------   ----------   ----------    ----------
               Less distributions from:
                 Realized gain on investments--net               --           --       (1.78)        (.61)        (2.24)
                 In excess of realized gain on
                 investments--net                                --       (1.74)           --           --            --
                                                         ----------   ----------   ----------   ----------    ----------
               Total distributions                               --       (1.74)       (1.78)        (.61)        (2.24)
                                                         ----------   ----------   ----------   ----------    ----------
               Net asset value, end of period            $    16.13   $    16.24   $    28.06   $    20.75    $    15.39
                                                         ==========   ==========   ==========   ==========    ==========

Total          Based on net asset value per share         (.68%)+++     (37.36%)       45.55%       39.58%         5.21%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:**

Ratios to      Expenses                                      1.90%*        1.81%        1.77%        1.83%         1.88%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:    Investment loss--net                         (.92%)*       (.62%)       (.92%)       (.41%)        (.64%)
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental   Net assets, end of period
Data:          (in thousands)                            $2,559,981   $2,299,511   $3,411,474   $2,000,535     $ 641,688
                                                         ==========   ==========   ==========   ==========    ==========
               Portfolio turnover                            49.71%      149.86%       98.71%       52.72%        40.27%
                                                         ==========   ==========   ==========   ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)

                                                                                             Class C
The following per share data and ratios                      For the
have been derived from information                          Six Months
provided in the financial statements.                         Ended
                                                             Feb. 28,             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                        2002        2001         2000         1999        1998
Per Share      Net asset value, beginning of period      $    16.34   $    28.26   $    20.88   $    15.45    $    16.72
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:     Investment loss--net++                       (.07)        (.13)        (.24)        (.09)         (.11)
                 Realized and unrealized gain
                 (loss) on investmentsand foreign
                 currency transactions--net                   (.04)      (10.01)         9.39         6.10          1.05
                                                         ----------   ----------   ----------   ----------    ----------
               Total from investment operations               (.11)      (10.14)         9.15         6.01           .94
                                                         ----------   ----------   ----------   ----------    ----------
               Less distributions from:
                 Realized gain on investments--net               --           --       (1.77)        (.58)        (2.21)
                 In excess of realized gain on
                 investments--net                                --       (1.78)           --           --            --
                                                         ----------   ----------   ----------   ----------    ----------
               Total distributions                               --       (1.78)       (1.77)        (.58)        (2.21)
                                                         ----------   ----------   ----------   ----------    ----------
               Net asset value, end of period            $    16.23   $    16.34   $    28.26   $    20.88    $    15.45
                                                         ==========   ==========   ==========   ==========    ==========

Total          Based on net asset value per share         (.67%)+++     (37.35%)       45.53%       39.65%         5.19%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:**

Ratios to      Expenses                                      1.90%*        1.83%        1.78%        1.83%         1.89%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:    Investment loss--net                         (.92%)*       (.66%)       (.93%)       (.43%)        (.63%)
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental   Net assets, end of period
Data:          (in thousands)                            $  711,038   $  616,400   $  627,021   $  307,988    $  130,652
                                                         ==========   ==========   ==========   ==========    ==========
               Portfolio turnover                            49.71%      149.86%       98.71%       52.72%        40.27%
                                                         ==========   ==========   ==========   ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)

                                                                                             Class D
The following per share data and ratios                      For the
have been derived from information                          Six Months
provided in the financial statements.                         Ended
                                                             Feb. 28,             For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                        2002        2001         2000         1999        1998
Per Share      Net asset value, beginning of period      $    17.23   $    29.63   $    21.77   $    16.06    $    17.27
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:     Investment income (loss)--net++              (.01)          .03        (.04)          .08           .02
                 Realized and unrealized gain
                 (loss) on investmentsand foreign
                 currency transactions--net                   (.04)      (10.52)         9.80         6.31          1.09
                                                         ----------   ----------   ----------   ----------    ----------
               Total from investment operations               (.05)      (10.49)         9.76         6.39          1.11
                                                         ----------   ----------   ----------   ----------    ----------
               Less distributions from:
                 Realized gain on investments--net               --           --       (1.90)        (.68)        (2.32)
                 In excess of realized gain on
                 investments--net                                --       (1.91)           --           --            --
                                                         ----------   ----------   ----------   ----------    ----------
               Total distributions                               --       (1.91)       (1.90)        (.68)        (2.32)
                                                         ----------   ----------   ----------   ----------    ----------
               Net asset value, end of period            $    17.18   $    17.23   $    29.63   $    21.77    $    16.06
                                                         ==========   ==========   ==========   ==========    ==========

Total          Based on net asset value per share         (.29%)+++     (36.88%)       46.67%       40.67%         6.08%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:**

Ratios to      Expenses                                      1.12%*        1.04%        1.01%        1.05%         1.11%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:    Investment income (loss)--net                (.15%)*         .14%       (.17%)         .36%          .12%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental   Net assets, end of period
Data:          (in thousands)                            $1,729,258   $1,296,787   $1,712,701    $ 795,607     $ 157,899
                                                         ==========   ==========   ==========   ==========    ==========
               Portfolio turnover                            49.71%      149.86%       98.71%       52.72%        40.27%
                                                         ==========   ==========   ==========   ==========    ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average net assets of the Fund not exceeding $1 billion, .625% of average net assets of the Fund in excess of $1 billion but not exceeding $1.5 billion, .60% of net assets in excess of $1.5 billion but not exceeding $5 billion, .575% of net assets in excess of $5 billion but not exceeding $7.5 billion and .55% of net assets in excess of $7.5 billion.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                           Account
                         Maintenance        Distribution
                             Fee                Fee

Class B                      .25%               .75%
Class C                      .25%               .75%
Class D                      .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended February 28, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               FAMD          MLPF&S

Class A                       $   821       $ 10,178
Class D                       $24,162       $415,824


For the six months ended February 28, 2001, MLPF&S received contingent deferred sales charges of $1,823,676 and $99,188 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $370 and $1,176 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2002, the Fund lent securities with a value of $345,867,500 to MLPF&S. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of February 28, 2002, cash collateral of $139,776,050 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $418,508,550 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended February 28, 2002, the QA Advisors received $40,545 in securities lending agent fees.

In addition, MLPF&S received $1,906,787 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2002, the Fund reimbursed MLIM $59,259 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, FDS, PSI, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $2,974,524,039 and $2,595,632,765, respectively.

Net realized gains (losses) for the six months ended February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:


                                     Realized           Unrealized
                                   Gains (Losses)         Losses

Long-term investments             $(539,675,425)      $(82,935,436)
Short-term investments                    11,728                 --
Foreign currency transactions             63,309            (4,513)
                                  --------------     --------------
Total                             $(539,600,388)     $ (82,939,949)
                                  ==============     ==============


As of February 28, 2002, net unrealized depreciation for Federal income tax purposes aggregated $82,935,436, of which $418,317,740 related to appreciated securities and $501,253,176 related to depreciated securities. At February 28, 2002, the aggregate cost of investments for Federal income tax purposes was $6,570,617,187.



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $1,339,899,676 and $1,711,944,837 for the six months ended
February 28, 2002 and the year ended August 31, 2001, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                          Dollar
February 28, 2002                         Shares          Amount

Shares sold                           17,540,288     $  309,383,572
Shares issued resulting from
reorganization                        19,487,126        343,760,122
                                  --------------     --------------
Total issued                          37,027,414        653,143,694
Shares redeemed                      (8,061,109)      (139,821,340)
                                  --------------     --------------
Net increase                          28,966,305     $  513,322,354
                                  ==============     ==============



Class A Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           33,023,170     $  706,933,970
Shares issued to shareholders in
reinvestment of distributions          2,082,703         47,006,601
                                  --------------     --------------
Total issued                          35,105,873        753,940,571
Shares redeemed                     (10,059,479)      (209,028,749)
                                  --------------     --------------
Net increase                          25,046,394     $  544,911,822
                                  ==============     ==============



Class B Shares for the
Six Months Ended                                          Dollar
February 28, 2002                         Shares          Amount

Shares sold                           15,603,614     $  252,645,557
Shares issued resulting
from reorganization                   28,546,496        467,077,420
                                  --------------     --------------
Total issued                          44,150,110        719,722,977
Automatic conversion of shares       (6,026,985)       (97,250,322)
Shares redeemed                     (21,009,128)      (338,296,412)
                                  --------------     --------------
Net increase                          17,113,997     $  284,176,243
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           47,639,761     $  980,210,749
Shares issued to shareholders
in reinvestment of distributions       9,397,456        198,756,189
                                  --------------     --------------
Total issued                          57,037,217      1,178,966,938
Automatic conversion of shares       (7,003,487)      (138,401,702)
Shares redeemed                     (30,014,794)      (588,354,664)
                                  --------------     --------------
Net increase                          20,018,936     $  452,210,572
                                  ==============     ==============



Class C Shares for the
Six Months Ended                                          Dollar
February 28, 2002                         Shares          Amount

Shares sold                            8,602,430     $  140,379,668
Shares issued resulting
from reorganization                    2,529,131         41,624,708
                                  --------------     --------------
Total issued                          11,131,561        182,004,376
Shares redeemed                      (5,039,251)       (81,621,012)
                                  --------------     --------------
Net increase                           6,092,310     $  100,383,364
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           19,649,798     $  398,451,299
Shares issued to shareholders in
reinvestment of distributions          1,883,024         40,070,750
                                  --------------     --------------
Total issued                          21,532,822        438,522,049
Shares redeemed                      (5,988,822)      (116,642,025)
                                  --------------     --------------
Net increase                          15,544,000     $  321,880,024
                                  ==============     ==============



Class D Shares for the
Six Months Ended                                          Dollar
February 28, 2002                         Shares          Amount

Shares sold                           11,132,197     $  192,676,782
Automatic conversion of shares         5,669,363         97,250,322
Shares issued resulting
from reorganization                   20,927,326        364,106,189
                                  --------------     --------------
Total issued                          37,728,886        654,033,293
Shares redeemed                     (12,336,268)      (212,015,578)
                                  --------------     --------------
Net increase                          25,392,618     $  442,017,715
                                  ==============     ==============



Merrill Lynch Fundamental Growth Fund, Inc., February 28, 2002



Class D Shares for the Year                               Dollar
Ended August 31, 2001                     Shares          Amount

Shares sold                           22,121,329     $  483,271,130
Automatic conversion
of shares                              6,619,040        138,401,702
Shares issued to shareholders in
reinvestment of distributions          4,891,364        109,175,246
                                  --------------     --------------
Total issued                          33,631,733        730,848,078
Shares redeemed                     (16,176,359)      (337,905,659)
                                  --------------     --------------
Net increase                          17,455,374     $  392,942,419
                                  ==============     ==============




5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended February 28, 2002.


6. Acquisition of Merrill Lynch Growth Fund, Inc.:
On December 14, 2001, the Fund acquired all of the net assets of Merrill Lynch Growth Fund, Inc. pursuant to a plan or reorganization. The acquisition was accomplished by a tax-free exchange of 87,779,515 shares of common stock of Merrill Lynch Growth Fund, Inc. for 71,490,079 shares of common stock of the Fund. Merrill Lynch Growth Fund, Inc.'s net assets on that date of $1,216,568,439, including $260,552,884 of net unrealized depreciation and $199,437,453 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $6,452,569,564.



PORTFOLIO INFORMATION


As of February 28, 2002

                                           Percent of
Ten Largest Holdings                       Net Assets

Lowe's Companies, Inc.                         5.1%
Wal-Mart Stores, Inc.                          4.9
Microsoft Corporation                          4.2
Intel Corporation                              4.0
Johnson & Johnson                              3.4
Pfizer Inc.                                    3.4
International Business Machines Corporation    3.4
AOL Time Warner Inc.                           3.1
Amgen Inc.                                     3.0
American International Group, Inc.             3.0



                                           Percent of
Five Largest Industries                    Net Assets

Pharmaceuticals                               10.4%
Specialty Retail                              10.0
Insurance                                      9.9
Media                                          9.4
Semiconductor Equipment & Products             7.5



                                           Percent of
Geographic Allocation                     Net Assets++
United States                                 93.4%
Netherlands                                    2.3
France                                         0.5
Canada                                         0.1++++



++Total may not equal 100%.
++++Amount is less than 0.1%.